TheStreet.com Reports Fourth-Quarter and Full-Year 2006 Financial Results

Record Advertising Revenue Drives Fourth-Quarter Performance; Full-Year Revenue Increases 51% Year Over Year

Reminder: Conference Call Today at 11:00 a.m. ET

NEW YORK, February 15, 2007 - TheStreet.com, Inc. (Nasdaq: TSCM), a leading provider of financial commentary, analysis, research, news and ratings, today announced its financial results for the fourth quarter and fiscal year ended December 31, 2006.

2006 Business Highlights

•	Net revenue grew by 51%, driven by advertising, subscription and syndication, or other, revenue which grew 62%, 45% and 67%, respectively.

•	The Company served 880 million page views in 2006, an increase of 80% from 2005.

•	Viewership of TheStreet.com TV grew throughout 2006, increasing to 8 million video views and contributing more than 7% of total advertising revenue in the fourth quarter.

•	Average monthly unique visitors grew to 4.4 million for the year, a 46% increase from last year.

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The Company’s non-financial advertising revenue category grew 111% year-over-year as the Company continued to diversify its advertising client base.  Advertising revenue from non-financial advertisers grew to 27% of total advertising revenue in 2006, versus 20% of total advertising revenue in 2005.

•	Excluding the cash impact of the acquisition of Weiss Ratings in the third quarter of 2006, the Company generated $15.7 million in cash flow versus $1.9 million in 2005.

•	Operating margin increased from 14.5% in 2005 to 21.7% in 2006, while gross margin increased from 62.3% in 2005 to 63.7% in 2006.

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The board of directors declared the Company's fourth quarterly cash dividend, payable to all shareholders of record at the close of business on December 15, 2006. The cash dividend of $0.025 per share was paid on December 29, 2006.

“In the fourth quarter we made solid progress within our strategy of increasing the Company’s advertising-based revenue by delivering more content initiatives such as TheStreet.com TV and TheStreet.com Ratings on our free site,” said Thomas J. Clarke, Jr., chairman and chief executive officer of TheStreet.com. “We enter 2007 with a continued focus on expanding and monetizing the advertising-based revenue stream.  Our diversified revenue model made it possible for us to complete our second full year of profitability and our first full year of shareholder dividend rewards. Our overall results and resulting momentum reinforce my confidence about TheStreet.com’s ability to continue to deliver shareholder value.”

For the Fourth Quarter Ended December 31, 2006

Net revenue totaled $14.4 million, an increase of 44% over net revenue of $10.0 million for the same period of 2005.

Net income totaled $4.0 million, an increase of 125% over net income of $1.8 million for the same period of 2005.

Earnings per basic and diluted share were $0.14, compared to $0.07 for the same period of 2005. Non-GAAP earnings per share for the quarter -- excluding $0.4 million of stock compensation expense -- were $0.16 per basic and diluted share, compared to $0.08 in the fourth quarter of 2005, exclusive of $0.3 million of stock compensation expense.

Earnings before interest, taxes, depreciation and amortization (“EBITDA”) totaled $3.9 million, an increase of 128% over EBITDA of $1.7 million in the fourth quarter of 2005.

For the Full Year Ended December 31, 2006

Net revenue totaled $50.9 million, an increase of 51% from net revenue of $33.7 million for the full year of 2005.

Net income totaled $12.9 million, compared to net income of $0.2 million in 2005. Net income from continuing operations for the year ended December 31, 2006, was $12.8 million, an increase of 123% from net income from continuing operations of $5.8 million for 2005.

Earnings per basic and diluted share for 2006 were $0.48 and $0.47, respectively, compared to $0.01 for 2005. Earnings per basic and diluted share from continuing operations in 2006 were $0.48 and $0.47, respectively, compared to $0.23 and $0.22 for 2005. Non-GAAP earnings per basic and diluted share for the year ended December 31, 2006 -- excluding $1.8 million of stock compensation expense -- were $0.54 and $0.53, respectively, compared to $0.02 per basic and diluted share for 2005, exclusive of $0.3 million of stock compensation expense.

Earnings before interest, taxes depreciation and amortization (“EBITDA”) for the year ended December 31, 2006, totaled $12.3 million, compared to EBITDA of $0.4 million for the year ended December 31, 2005. EBITDA from continuing operations in 2006 totaled $12.3 million, an increase of 117% over EBITDA of $5.7 million for 2005.

Quarterly and Year-End Advertising, Subscription and Syndication Revenue Highlights:

Revenue from advertising, subscription and syndication, increased significantly to contribute to the Company’s fourth quarter and full-year gains.

Fourth-quarter advertising revenue reached $4.8 million, a 49% increase over the $3.2 million recorded in the fourth quarter of 2005. For the year, advertising revenue was $15.4 million, 62% greater than last year’s total of $9.5 million.

Fourth-quarter subscription revenue was $8.8 million, a 36% increase over the $6.5 million recorded in the fourth quarter of 2005. For the year, subscription revenue was $33.5 million, a 45% increase from last year’s $23.1 million.

Other revenue, which is primarily syndication revenue, was $0.8 million in the fourth quarter, a 171% increase over the $0.3 million recorded in the fourth quarter of 2005. For the year, other revenue was $1.9 million, a 67% increase from last year’s $1.2 million.

Cash, restricted cash and marketable securities stood at $46.6 million, and cash per share stood at $1.67, as of December 31, 2006. The Company has no long-term debt.

2006 Company Highlights

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On January 3, 2007, the Company announced a joint venture with A.R. Media to create Stockpickr.com, the ground breaking Web site that combines social networking with stock investment ideas. TheStreet.com will hold a 49.9% ownership interest in the venture.

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The Company launched “TheStreet.com Ratings Screener,” where visitors can access proprietary screening data on lists of stocks, exchange-traded funds (ETFs) and mutual funds by market capitalization, sector and industry.

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The Company re-launched and re-branded its video offering as TheStreet.com TV, powered by the ROO online video network to enhance advertising serving capabilities, stream its growing library of video content in a customizable fashion, and facilitate seamless content sharing to syndication partners.

•	The Company launched a new daily video segment on TheStreet.com TV: Wall Street Confidential, featuring Company co-founder Jim Cramer.

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The Company entered into an agreement with online brokerage firm ShareBuilder Corporation to provide sharebuilder.com subscribers access to the Company’s Ratings content including: equity investment research reports on 3,100 companies, more than 6,000 equity ratings, exchange-traded fund (ETF) investment reports and recommendations, and five of TheStreet.com Ratings' quantitative stock screen offerings.

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The Company and The NASDAQ Stock Market® launched a video broadcast co-branding initiative where NASDAQ provides access to its broadcast facilities, real-time data, and access to spokespeople from NASDAQ's Market Intelligence Desk toward expanding TheStreet.com’s free educational content offerings.

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Two of the Company's properties - www.thestreet.com, the Company's free, flagship Web site, and Daily "Booyahs!," a daily financial blog written by Jim Cramer - were named finalists for 2007 Codie Awards in recognition of excellence and outstanding achievement within the software and digital content industries.

•	The Company won the Society of America Business Editors and Writers' (SABEW)

"Best in Business" 2006 award in the column category for "The Five Dumbest Things on Wall Street This Week."

•	The Company won the Media Industry Newsletter (min) "Best of The Web" Awards, for Best Email Newsletter for TheStreet.com Options Alerts.

•	David Morrow, the Company’s Editor in Chief, was named a finalist in the 2006 Media Industry Newsletter (min) “Best of the Web” Awards program in the Editor of Website category.

•	The Company was named a finalist for a 2006 Gerald Loeb Award for Distinguished Business and Financial Journalism in the News Services and Online Content category.

TheStreet.com will conduct a conference call today February 15, 2007, at 11:00 a.m. EST to discuss these results. The Company welcomes all interested parties to listen to the Web cast of its call at:

http://phx.corporate-ir.net/phoenix.zhtml?p=irol-eventDetails&c=65508&eventID=1460921

About TheStreet.com, Inc.

TheStreet.com, Inc. (Nasdaq: TSCM) is a leading multimedia provider of business, investment and ratings content, available through its proprietary properties, which include Web sites, email subscription services, print, radio, syndication and audio and video programming.  Founded in 1996, TheStreet.com, Inc. pioneered the electronic publishing of financial information on the Internet. Today, the Company offers proprietary information on stocks, mutual funds, exchange-traded funds (ETFs) and financial institutions, including various insurers; HMOs; Blue Cross Blue Shield plans; banks and savings and loans.   The Company’s breadth of top-grade services empowers a wide audience of retail and professional investors, by delivering information they can rely upon to make sound, informed financial decisions.

To supplement the Company's financial statements presented in accordance with generally accepted accounting principles ("GAAP"), TheStreet.com uses non-GAAP measures of certain components of financial performance, including “EBITDA,” and cash flow. EBITDA is adjusted from results based on GAAP to exclude interest, taxes, depreciation and amortization. "Cash flow" as used in this news release, means the increase in the Company's cash, investments and restricted cash from the prior period. These non-GAAP measures are provided to enhance investors' overall understanding of the Company's current financial performance and its prospects for the future. Specifically, the Company believes the non-GAAP EBITDA results provide useful information to both management and investors by excluding certain expenses, gains and losses that may not be indicative of its core operating results. Cash flow is an important indicator of the Company's financial results because it focuses on the creation of cash driven by operating manager's performance. This measure is used by our chief operating decision maker to make decisions about resource allocations within the Company and to assess overall performance, and is among the primary measures used by management for planning and forecasting of future periods. In addition, because the Company has historically reported these non-GAAP results to investors, the Company believes the inclusion of these non-GAAP measures provides consistency in its financial reporting. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this press release have been reconciled to the nearest GAAP measure.

	For the Quarter Ended
	December 31, 2006	September 30, 2006	December 31, 2005
Total cash flow	$2,214,547	($1,512,628)	$2,530,306
Decrease in restricted cash	600,000	-	800,000
Increase in short term investments	-	-	(500,000)
Change in cash and cash equivalents	$2,814,547	($1,512,628)	$2,830,306

	For the Quarter Ended		For the Year Ended
	December 31, 2006	December 31, 2005	December 31, 2006	December 31, 2005
EBITDA	$3,889,285	$1,706,484	$12,342,350	$393,355
Add Net Interest Income	594,496	289,445	2,037,496	872,685
Less Taxes	(144,348)	(36,520)	(422,720)	(124,105)
Less Depreciation and Amortization	(370,444)	(193,227)	(1,088,679)	(895,933)

Net Income	$3,968,989	$1,766,182	$12,868,447	$246,002

	For the Quarter Ended		For the Year Ended
	December 31, 2006	December 31, 2005	December 31, 2006	December 31, 2005
EBITDA From Continuing Operations	$3,868,738	$1,681,026	$12,310,029	$5,679,363
Add Net Interest Income	594,496	289,445	2,037,496	852,676
Less Taxes	(144,348)	(36,520)	(422,720)	(107,922)
Less Depreciation and Amortization	(370,444)	(193,227)	(1,088,679)	(673,967)
Net Income	$3,948,442	$1,740,724	$12,836,126	$5,750,150

Statements contained in this news release not related to historical facts may be deemed forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties (described in the Company's SEC filings) that could cause actual results to differ.

SOURCE: TheStreet.com, Inc.

CONTACT: TheStreet.com, Inc.

Chaela Volpe, Investor Relations Manager

Phone: 212-321-5008

Email: Chaela.Volpe@thestreet.com

THESTREET.COM, INC.
CONSOLIDATED BALANCE SHEETS

	December 31,
	2006	2005
ASSETS
Current Assets:
Cash and cash equivalents	$ 46,055,232	$ 32,414,539
Restricted cash	-	300,000
Short-term investments	-	500,000
Accounts receivable, net of allowance for doubtful
accounts of $216,077 as of December 31, 2006 and
$131,840 as of December 31, 2005	6,314,553	3,195,178
Other receivables	368,496	185,856
Prepaid expenses and other current assets	1,436,618	1,101,570
Current assets of discontinued operations	-	3,200
Total current assets	54,174,899	37,700,343

Property and equipment, net of accumulated depreciation
and amortization of $14,420,638 as of December 31, 2006
and $13,494,175 as of December 31, 2005	3,018,132	1,987,207
Other assets	178,396	133,623
Goodwill	4,509,666	1,990,312
Other intangibles, net	2,188,500	493,333
Restricted cash	500,000	800,000
Total assets	$ 64,569,593	$ 43,104,818

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$ 1,165,705	$ 1,135,318
Accrued expenses	6,179,091	4,142,233
Deferred revenue	12,705,038	9,928,254
Current portion of note payable	22,146	102,931
Other current liabilities	83,800	52,775
Current liabilities of discontinued operations	222,425	279,930
Total current liabilities	20,378,205	15,641,441
Note payable	-	22,146
Total liabilities	20,378,205	15,663,587

Stockholders' Equity:
Preferred stock; $0.01 par value; 10,000,000 shares
authorized; none issued and outstanding	-	-

Common stock; $0.01 par value; 100,000,000 shares
authorized; 33,606,835 shares issued and 27,854,835
shares outstanding at December 31, 2006, and 31,220,123
shares issued and 25,535,105 shares outstanding
at December 31, 2005	336,068	312,201
Additional paid-in capital	193,556,899	189,167,895
Treasury stock at cost; 5,752,000 shares at December 31, 2006
and 5,685,018 shares at December 31, 2005	(9,033,471)	(8,502,310)
Accumulated deficit	(140,668,108)	(153,536,555)
Total stockholders' equity	44,191,388	27,441,231

Total liabilities and stockholders' equity	$ 64,569,593	$ 43,104,818

Note: The Company has pledged certain cash amounts as security deposits for operating leases. Accordingly, a portion of this cash is now classified as a non-current asset, and our cash is classified in several places on the above balance sheet.

Cash and cash equivalents	$ 46,055,232	$ 32,414,539
Current portion of restricted cash	-	300,000
Short-term investments	-	500,000
Noncurrent portion of restricted cash	500,000	800,000
Total cash, current and noncurrent restricted cash
and short-term investments	$ 46,555,232	$ 34,014,539

THESTREET.COM, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Three Months Ended December 31,		For the Year Ended December 31,

	2006	2005	2006	2005
Net revenue:
Subscription	$ 8,846,208	$ 6,501,575	$ 33,514,590	$ 23,070,259
Advertising	4,757,563	3,197,741	15,447,378	9,522,835
Other	792,374	292,705	1,926,867	1,150,980
Total net revenue	14,396,145	9,992,021	50,888,835	33,744,074

Operating expense:
Cost of services	4,879,475	3,799,040	18,450,110	12,727,057
Sales and marketing	2,818,051	1,749,889	9,616,491	7,264,114
General and administrative	2,894,631	2,793,566	10,673,705	8,176,442
Depreciation and amortization	370,444	193,227	1,088,679	673,967
Total operating expense	10,962,601	8,535,722	39,828,985	28,841,580
Operating income	3,433,544	1,456,299	11,059,850	4,902,494
Net interest income	594,496	289,445	2,037,496	852,676
Income from continuing operations before income taxes	4,028,040	1,745,744	13,097,346	5,755,170
Provision for Income taxes	79,598	5,020	261,220	5,020
Income from continuing operations	3,948,442	1,740,724	12,836,126	5,750,150
Discontinued operations:
Income (loss) from discontinued operations	-	21,121	-	(3,075,402)
Income (loss) on disposal of discontinued operations	20,547	4,337	32,321	(2,428,746)
Income (loss) from discontinued operations	20,547	25,458	32,321	(5,504,148)
Net income	$ 3,968,989	$ 1,766,182	$ 12,868,447	$ 246,002

Basic net income (loss) per share:
Income from continuing operations	$ 0.14	$ 0.07	$ 0.48	$ 0.23
Income (loss) from discontinued operations	-	0.00	-	(0.12)
Income (loss) on disposal of discontinued operations	0.00	0.00	0.00	(0.10)
Income (loss) from discontinued operations	0.00	0.00	0.00	(0.22)
Net income	$ 0.14	$ 0.07	$ 0.48	$ 0.01

Diluted net income (loss) per share:

Income from continuing operations	$ 0.14	$ 0.07	$ 0.47	$ 0.22
Income (loss) from discontinued operations	-	0.00	-	(0.12)
Income (loss) on disposal of discontinued operations	0.00	0.00	0.00	(0.09)
Income (loss) from discontinued operations	0.00	0.00	0.00	(0.21)
Net income	$ 0.14	$ 0.07	$ 0.47	$ 0.01

Weighted average basic shares outstanding	27,627,753	25,403,860	27,014,047	24,953,463
Weighted average diluted shares outstanding	28,179,736	26,615,277	27,546,137	26,164,880